Certain confidential information contained in this document, marked by [***], has been omitted because IREN Limited (the “Company”) has determined that the information (i) is not material and/or (ii) contains personal information #102395852v2 Non-Cancellable Non-Returnable (NCNR) and Supplemental Terms Agreement This Non-Cancellable Non-Returnable and Supplemental Terms Purchase Agreement between IE US Hardware 4 Inc. (“Customer”) and Dell Marketing L.P. (“Dell” or “Supplier”) (“NCNR Agreement”) is effective as of the date of the last signature below (“Effective Date”) and confirms and sets out certain supplementary terms and conditions that will apply to the purchase and use of the products and services set out in the purchase order (CHD_DELL_B300_030326), including the related quote(s) attached hereto as Exhibit 1 and/or any related updated, revised or replacement quotes, proposals or purchase orders as agreed between the parties in writing (the “Order”). Capitalized terms used but not defined in this NCNR Agreement have the meaning given to them in the Supply Contract (as defined below). 1. By signing this NCNR Agreement, Customer is expressly accepting the conditions set forth herein and the parties agree that (a) this NCNR Agreement shall constitute terms of the Order for the purposes of clause 2.5A of the CTS (as defined below) and (b) they wish to deviate from the terms of the CTS for the purposes of the Order and the parties expressly accept this deviation. The Order is designated as non-cancelable, non-returnable (“NC/NR”) and may not be cancelled, rescheduled, or modified without Supplier’s prior written consent, and none of the products may be returned to Supplier for any reason except in accordance with any applicable product warranty, which remains unaffected by this NCNR Agreement. Customer acknowledges that the foregoing conditions set forth in this NCNR Agreement shall supersede any return or cancellation rights contained in the Supply Contract. [***] The discounts set out in the Order may not be aggregated or combined with any other discounts. Until payment has been made in full, Customer grants Supplier a security interest in the products set out in Annexure A to Exhibit 1 of this Order and authorizes Supplier to, at its sole cost, file a statement showing such security interest in Delaware, USA. The Supplier agrees that Customer may, from time to time, pay in full the outstanding balance for any one or more units of such products. Upon payment in full for any one or more units of such products, the Supplier shall, at its sole cost, promptly file all necessary documentation required to release the security interest in such units of products. Upon payment in full of the whole balance, Supplier shall, at its sole cost, promptly file a termination statement in respect of the full release and discharge of the security interest granted herein. 2. Governing and Amended Terms: A. Governing Terms This NCNR Agreement and Customer’s Order and use of products and services is subject to the Purchase Agreement dated March 3, 2026 between Customer and Dell (the “Supply Contract”) which incorporates and amends certain Commercial Terms of Sale (“CTS”) and the amending terms and supplementary terms referenced herein (collectively, the “Governing Terms”). The Governing Terms, this NCNR Agreement and the Order apply to the exclusion of all terms and conditions incorporated in or referred to in any documentation submitted by Customer to Supplier or Supplier to Customer (including in any Customer submitted purchase order other than the Order, even if such purchase order is signed by Dell, quote provided by Supplier or other ordering document issued by Supplier, terms made available online through www.dell.com or terms in any other online process made available by Supplier). B. Amended Limitation on Liability Solely for the purposes of the transaction identified herein, including the Order, clause 8.1A of the CTS incorporated into and amended by the Supply Contract will be deleted and replaced with the following: “A. Limitation on Direct Damages. Except for Customer’s obligations to pay for Offerings, Customer’s violation of the restrictions on use of Products and Services or Supplier’s or its Affiliates’ intellectual property rights, and Supplier’s obligations with respect to providing a depreciated refund under clause 7, Supplier’s (including its suppliers) and Customer’s total liability arising out of the transaction governed by the NCNR Agreement, including the Order, is limited to [***]. Notwithstanding anything otherwise set forth above, Supplier (and its suppliers) shall have no liability for any direct damages resulting from Customer’s use or attempted use of Third Party Software, Free Software or Development Tools, all defined in the EULA described in clause 4 above, or Third Party Products.” 3. The following additional terms will also apply with respect to the Order: A. Delivery Dates for the Order. i) The commitments made by Dell to Customer in Section 3.A and 3.B constitute Dell’s Confidential Information and, notwithstanding anything to the contrary herein, may not be disclosed to any third party or used for any purpose other than as expressly permitted below or in accordance with [***]. Dell shall use commercially reasonable efforts to deliver the quantity of B300 based GPU server products (the “GPU Server Products”) to the Customer location listed in the Order by the final shipment end delivery date (the “Delivery Date”) associated with two phases, each as outlined in the table below (each, a “Phase”) and accelerate the Delivery Dates where possible.

2 Phase GPU server products Final shipment end delivery date “Phase 1” [***] [***] “Phase 2” [***] [***] The listed Delivery Dates are delivery objectives only, and no penalties, liquidated damages, credits, or other remedies shall apply due to Dell’s failure to meet the Delivery Dates. ii) [***] iii) Dell shall remain committed to working in good faith and shall continue to engage proactively with the Customer to facilitate timely delivery and to resolve any issues that may arise during the course of the project. B. Reduction in Cost of the Order i) [***] C. ProSupport i) Quotes provided by Dell make reference to Support Services (as defined in the CTS) that may be included as part of the purchases called “ProSupport One for Data Center” and “Supplemental Services for Cloud Service Providers and AI”. Such Support Services will be provided by Dell in accordance with the relevant terms of the Supply Contract and the Service Description documents attached hereto as Exhibit 2. Notwithstanding anything to the contrary in Exhibit 2, Dell acknowledges and agrees that (A) Dell should not require access to any end user data stored on the hardware or systems to perform the Support Services; and (B) if Dell does require such access, Dell will notify Customer in writing and work collaboratively with both Customer and Customer’s customer to minimize or eliminate any such access to the extent possible. D. Compliance i) Insofar as they do not conflict with or materially deviate from Dell’s own code of conduct and related policies, Dell will use commercially reasonable efforts to (A) comply, and (B) ensure all Dell personnel involved in the provision of products and services to Customer comply, with all reasonable Customer and Customer’s end user policies, procedures, protocols and requirements relevant to Dell as a supplier, including, without limitation, those related to safety and quality assurance or requirements of Customer’s customers, as provided by Customer to Dell in writing from time to time with sufficient time to review; and ii) Dell will instruct any Dell personnel on-site at any of Customer’s or its affiliates’ facilities or sites to comply with any lawful and reasonable directions of Customer or any of its affiliates. E. Notice i) Any reference in this NCNR Agreement to written notice from Dell to Customer shall mean that Dell will provide such notice by sending an email to the following contact: Kent Draper at [***]; copying [***]. Please indicate Customer’s acceptance of the above by signing and returning this document to your account representative. Customer’s Order will not be processed until this accepted NCNR Agreement is received by Supplier.

IN WITNESS WHEREOF, the parties have caused this NCNR Agreement to be duly executed as of the Effective Date. Dell Marketing L.P. By: /s/ Patrick Adorante Name: Patrick Adorante Title: VP Date: 04-Mar-26 | 12:59:40 AM PST IE US Hardware 4 Inc. By: /s/ Denis Skrinnikoff Name: Denis Skrinnikoff Title: Authorized Signatory Date: 04-Mar-26 | 12:50:36 AM PST By: /s/ William Roberts Name: William Roberts Title: Director Date: 04-Mar-26 | 12:53:00 AM PST

Dell Customer Communication - Confidential Exhibit 1 Purchase Order (CHD_DELL_B300_030326)

IREN Purchase Order: CHD_DELL_B300_030326 Purchase Order Details This purchase order (CHD_DELL_B300_030326), as may be updated upon mutual agreement of the parties in writing from time to time (“PO”) is entered into pursuant to the Purchase Agreement between Customer and Dell (each as defined below) dated on or around 3 March 2026 (the “Agreement”) and is governed by the terms and conditions of the Agreement and the Non-Cancellable Non-Returnable (NCNR) and Supplemental Terms Agreement between Customer and Dell dated on or around 3 March 2026 (the “NCNR Agreement”). Capitalized terms used but not defined in this PO have the meaning given to them in the Agreement or the NCNR Agreement (as applicable). Customer IE US Hardware 4 Inc. Project Manager: Denis Skrinnikoff Email: [***] with copy to [***] Dell Dell Marketing L.P. 1 Dell Way, Round Rock, TX 78682 USA Adrian Leverton Email: [***] Proposal Refer to Annexure A. The Quote may be updated upon mutual agreement by the parties in writing from time to time. Total Order Value/Contract Price and Breakdown: Total Order Value: USD[***] Payment Terms: Net 30 days of the later of the invoice date or shipping (to be invoiced per shipment). All invoices by email to: [***] Planned Delivery Date Phase 1 – [***] Phase 2 – [***] Shipments Partial shipments acceptable Ship-to Address [***], Childress, Texas 79201 USA

Annexure A – Quote [***]

Exhibit 2 Support Services Description [***]